Exhibit 99.2

Supplemental Financial Information
For the three and twelve months ended December 31, 2010

The Macerich Company

Supplemental Financial and Operating Information

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

        This supplemental financial information should be read in connection with the Company's fourth quarter 2010 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date February 8, 2011) as certain disclosures, definitions and reconciliations in such announcement have not been included in this supplemental financial information.

The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of December 31, 2010, the Operating Partnership owned or had an ownership interest in 71 regional malls and 13 community shopping centers aggregating approximately 73 million square feet of gross leasable area ("GLA"). These 84 regional malls and community shopping centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        On July 15, 2010, a court appointed receiver ("Receiver") assumed operational control of Valley View Center and responsibility for managing all aspects of the property. The Company anticipates the disposition of the asset, which is under the control of the Receiver, will be executed through foreclosure, deed in lieu of foreclosure, or by some other means, and will be completed within the next twelve months. Consequently, Valley View has been excluded from certain Non-GAAP operating measures in 2010 as indicated in this document.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	12/31/2010	12/31/2009	12/31/2008
	dollars in thousands except per share data
Closing common stock price per share	$47.37	$35.95	$18.16
52 week high	$49.86	$38.22	$76.50
52 week low	$29.30	$5.45	$8.31
Shares outstanding at end of period
Class A non-participating convertible preferred units	208,640	205,757	193,164
Common shares and partnership units	142,048,985	108,658,421	88,529,334

Total common and equivalent shares/units outstanding	142,257,625	108,864,178	88,722,498

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$5,854,780	$6,563,706	$7,926,241
Equity market capitalization	6,738,744	3,913,667	1,611,201

Total market capitalization	$12,593,524	$10,477,373	$9,537,442

Floating rate debt as a percentage of total debt	16.4%	16.0%	21.9%

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units ("NPCPUs")	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2009	11,990,732	96,667,689	205,757	108,864,178

Conversion of partnership units to common shares	(31,878)	31,878	—	—
Conversion of partnership units to cash	(8,256)	—	—	(8,256)
Issuance of stock/partnership units from stock dividends, restricted stock issuance or other share- or unit-based plans	282,057	2,059,364	2,883	2,344,304

Balance as of March 31, 2010	12,232,655	98,758,931	208,640	111,200,226

Conversion of partnership units to common shares	(420,103)	423,551	—	3,448
Conversion of partnership units to cash	(560)		—	(560)
Common Stock Offering	—	31,000,000	—	31,000,000
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	—	21,963	—	21,963

Balance as of June 30, 2010	11,811,992	130,204,445	208,640	142,225,077

Conversion of partnership units to common shares	(6,914)	6,914	—	—
Conversion of partnership units to cash	(1,000)	—	—	(1,000)
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	—	6,413	—	6,413

Balance as of September 30, 2010	11,804,078	130,217,772	208,640	142,230,490

Conversion of partnership units to common shares	(210,600)	210,600	—	—
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-plans	3,475	23,660	—	27,135

Balance as of December 31, 2010	11,596,953	130,452,032	208,640	142,257,625

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental Funds from Operations ("FFO") Information(a)

	As of December 31,
	2010	2009
Straight line rent receivable	$74.0	$67.9

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2010	2009	2010	2009
	dollars in millions
Lease termination fees	$2.9	$7.5	$9.5	$21.8
Straight line rental income	$1.6	$3.5	$7.0	$10.7
Gain on sales of undepreciated assets	$0.1	$1.3	$0.6	$4.6
Amortization of acquired above- and below-market leases	$2.4	$3.3	$10.8	$13.7
Amortization of debt (discounts)/premiums	$(1.7)	$(0.6)	$(4.2)	$0.1
Interest capitalized	$3.9	$7.1	$28.4	$26.4

(a)
All joint venture amounts included at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	Year Ended 12/31/10	Year Ended 12/31/2009	Year Ended 12/31/2008
	dollars in millions
Consolidated Centers(a)
Acquisitions of property and equipment	$12.9	$11.0	$87.5
Development, redevelopment and expansions of Centers	201.6	216.6	446.1
Renovations of Centers	13.2	9.6	8.5
Tenant allowances	22.0	10.8	14.7
Deferred leasing charges	24.5	20.0	22.3

Total	$274.2	$268.0	$579.1

Unconsolidated Joint Venture Centers(a)
Acquisitions of property and equipment	$6.1	$5.4	$294.4
Development, redevelopment and expansions of Centers	35.3	57.0	60.8
Renovations of Centers	7.0	4.2	3.1
Tenant allowances	8.1	5.1	13.8
Deferred leasing charges	4.7	3.8	5.0

Total	$61.2	$75.5	$377.1

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot(a)

	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
12/31/2010	$392	$468	$433
12/31/2009	$368	$440	$407
12/31/2008	$420	$460	$441

    (a)
    Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional malls. The sales per square foot for Year 2010 excludes Valley View Center.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy

Period Ended	Consolidated Centers Regional Malls(a)(b)	Unconsolidated Joint Venture Centers Regional Malls(a)	Total Regional Malls(a)(b)
12/31/2010	93.8%	92.5%	93.1%
12/31/2009	91.2%	91.3%	91.3%
12/31/2008	91.6%	92.8%	92.3%

Period Ended	Consolidated Centers(b)(c)	Unconsolidated Joint Venture Centers(c)	Total Centers(b)(c)
12/31/2010	93.5%	92.3%	92.9%
12/31/2009	90.7%	91.4%	91.1%
12/31/2008	91.3%	93.1%	92.3%

    (a)
    Only includes regional malls. Occupancy data excludes space under development and redevelopment.

    (b)
    Occupancy for the year ended December 31, 2010 excludes Valley View Center.

    (c)
    Includes regional malls and community centers. Occupancy data excludes space under development and redevelopment.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Rent

	Average Base Rent PSF(a)	Average Base Rent PSF on Leases Executed during the trailing twelve months ended(b)	Average Base Rent PSF on Leases Expiring(c)
Consolidated Centers
12/31/2010(d)	$37.93	$34.99	$37.02
12/31/2009	$37.77	$38.15	$34.10
12/31/2008	$41.39	$42.70	$35.14
Unconsolidated Joint Venture Centers
12/31/2010	$46.16	$48.90	$38.39
12/31/2009	$45.56	$43.52	$37.56
12/31/2008	$42.14	$49.74	$37.61

(a)
The average base rent per square foot is based on Mall and Freestanding Store GLA for spaces 10,000 square feet and under, occupied as of the applicable date, for each of the Centers owned by the Company. Leases for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Year 2008 because they were under development. Leases for The Market at Estrella Falls were excluded for Years 2008 and 2009 because the center was under development. Leases for Santa Monica Place were excluded for Years 2008, 2009 and 2010 because the center was under redevelopment.

(b)
The average base rent per square foot on leases executed during the period represents the actual rent to be paid during the first twelve months for tenants 10,000 square feet and under. Leases executed for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Year 2008 because they were under development. Leases executed for The Market at Estrella Falls were excluded for Years 2008 and 2009 because the center was under development. Leases executed for Santa Monica Place were excluded for Years 2008, 2009 and 2010 because the center was under redevelopment.

(c)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent, on a cash basis, for all tenant leases 10,000 square feet and under expiring during the year. Leases for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Year 2008 because they were under development. Leases for The Market at Estrella Falls were excluded for Years 2008 and 2009 because the center was under development. Leases for Santa Monica Place were excluded for Years 2008, 2009 and 2010 because the center was under redevelopment.

(d)
The amounts in the table above exclude Valley View Center in Year 2010.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For Years Ended December 31,
	2010(a)	2009	2008
Consolidated Centers
Minimum rents	8.6%	9.1%	8.9%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(b)	4.4%	4.7%	4.4%

Total	13.4%	14.2%	13.7%

	For Years Ended December 31,
	2010	2009	2008
Unconsolidated Joint Venture Centers
Minimum rents	9.1%	9.4%	8.2%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(b)	4.0%	4.3%	3.9%

Total	13.5%	14.1%	12.5%

(a)
The cost of occupancy for the year ended December 31, 2010 excludes Valley View Center.

(b)
Represents real estate tax and common area maintenance charges.

 The Macerich Company

Supplemental Financial and Operating Information

Consolidated Balance Sheets (unaudited)

(Dollars in thousands, except par value)

	December 31, 2010	December 31, 2009
ASSETS:
Property, net(a)	$5,674,127	$5,657,939
Cash and cash equivalents(b)	445,645	93,255
Restricted cash	71,434	41,619
Marketable securities	25,935	26,970
Tenant and other receivables, net	95,083	101,220
Deferred charges and other assets, net	316,969	276,922
Loans to unconsolidated joint ventures	3,095	2,316
Due from affiliates	6,599	6,034
Investments in unconsolidated joint ventures	1,006,123	1,046,196

Total assets	$7,645,010	$7,252,471

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY:
Mortgage notes payable:
Related parties	$302,344	$196,827
Others	2,957,131	3,039,209

Total	3,259,475	3,236,036
Bank and other notes payable	632,595	1,295,598
Accounts payable and accrued expenses	70,585	70,275
Other accrued liabilities	257,471	266,197
Distributions in excess of investments in unconsolidated joint ventures	65,045	67,052
Co-venture obligation	160,270	168,049
Preferred dividends payable	207	207

Total liabilities	4,445,648	5,103,414

Redeemable noncontrolling interests	11,366	20,591

Commitments and contingencies
Equity:
Stockholders' equity:
Common stock, $0.01 par value, 250,000,000 shares authorized, 130,452,032 and 96,667,689 shares issued and outstanding at December 31, 2010 and 2009, respectively	1,304	967
Additional paid-in capital	3,456,569	2,227,931
Accumulated deficit	(564,357)	(345,930)
Accumulated other comprehensive loss	(3,237)	(25,397)

Total stockholders' equity	2,890,279	1,857,571
Noncontrolling interests	297,717	270,895

Total equity	3,187,996	2,128,466

Total liabilities, redeemable noncontrolling interests and equity	$7,645,010	$7,252,471

(a)
Includes consolidated construction in process of $292,891 at December 31, 2010 and $583,334 at December 31, 2009. Does not include pro rata share of unconsolidated joint venture construction in process of $36,903 at December 31, 2010 and $63,856 at December 31, 2009.

(b)
Does not include pro rata share of unconsolidated joint venture cash of $57,437 at December 31, 2010 or $71,335 at December 31, 2009.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)

	As of December 31, 2010
	Fixed Rate	Floating Rate(a)	Total
	dollars in thousands
Consolidated debt	$2,919,406	$717,585	$3,636,991
Unconsolidated debt	1,976,066	241,723	2,217,789

Total debt	$4,895,472	$959,308	$5,854,780
Weighted average interest rate	6.09%	3.40%	5.65%
Weighted average maturity (years)			5.12

(a)
Excludes swapped floating rate debt. Swapped debt is included in the fixed debt category.

 The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of December 31, 2010
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
I. Consolidated Assets:
Valley View Center(b)	01/01/11	5.81%	$125,000	$—	$125,000
Victor Valley, Mall of(c)(d)	05/06/11	6.94%	100,000	—	100,000
Shoppingtown Mall	05/11/11	5.01%	39,675	—	39,675
Capitola Mall	05/15/11	7.13%	33,459	—	33,459
Westside Pavilion(d)(e)	06/05/11	8.08%	165,000	—	165,000
Pacific View	08/31/11	7.25%	77,782	—	77,782
Pacific View	08/31/11	7.00%	6,314	—	6,314
Rimrock Mall	10/01/11	7.57%	40,650	—	40,650
Prescott Gateway	12/01/11	5.86%	60,000	—	60,000
Hilton Village	02/01/12	5.27%	8,581	—	8,581
The Macerich Company—Convertible Senior Notes(f)	03/15/12	5.41%	606,971	—	606,971
Tucson La Encantada	06/01/12	5.84%	76,437	—	76,437
Chandler Fashion Center(g)	11/01/12	5.21%	48,017	—	48,017
Chandler Fashion Center(g)	11/01/12	6.00%	31,823	—	31,823
Towne Mall	11/01/12	4.99%	13,348	—	13,348
Deptford Mall	01/15/13	5.41%	172,500	—	172,500
Greeley—Defeasance	09/01/13	6.34%	25,624	—	25,624
Great Northern Mall	12/01/13	5.19%	38,077	—	38,077
Fiesta Mall	01/01/15	4.98%	84,000	—	84,000
South Plains Mall	04/11/15	6.53%	104,132	—	104,132
Vintage Faire Mall(h)	04/27/15	8.37%	135,000	—	135,000
Fresno Fashion Fair	08/01/15	6.76%	165,583	—	165,583
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
South Towne Center	11/05/15	6.39%	87,726	—	87,726
Valley River Center	02/01/16	5.59%	120,000	—	120,000
Salisbury, Center at	05/01/16	5.83%	115,000	—	115,000
Deptford Mall	06/01/16	6.46%	15,248	—	15,248
Freehold Raceway Mall(g)	01/01/18	4.20%	116,683	—	116,683
Danbury Fair Mall	10/01/20	5.53%	219,313	—	219,313
Chesterfield Towne Center(i)	01/01/24	9.07%	50,463	—	50,463

Total Fixed Rate Debt for Consolidated Assets		6.07%	$2,919,406	$—	$2,919,406

La Cumbre Plaza(d)	12/09/11	2.44%	$—	$23,113	$23,113
Twenty Ninth Street(j)	03/25/11	5.45%	—	106,244	106,244
Westside Pavilion(d)	06/05/11	3.26%	—	10,000	10,000
SanTan Village Regional Center(d)(k)	06/13/11	2.94%	—	117,277	117,277
Oaks, The(d)	07/10/11	2.31%	—	165,000	165,000
Oaks, The(d)	07/10/11	2.83%	—	92,264	92,264
Paradise Valley Mall(d)	08/31/12	6.30%	—	85,000	85,000
Northgate Mall(d)	01/01/13	7.00%	—	38,115	38,115
Wilton Mall	08/01/13	1.26%	—	40,000	40,000
Promenade at Casa Grande(l)	12/30/13	5.21%	—	40,572	40,572

Total Floating Rate Debt for Consolidated Assets		3.79%	$—	$717,585	$717,585

Total Debt for Consolidated Assets		5.62%	$2,919,406	$717,585	$3,636,991

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date

	As of December 31, 2010
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
II. Unconsolidated Assets (At Company's pro rata share):
Inland Center (50%)(m)	02/11/11	6.06%	$23,400	$—	$23,400
Ridgmar (50%)(d)	04/11/11	7.74%	28,546	—	28,546
Arrowhead Towne Center (33.3%)	10/01/11	6.38%	24,793	—	24,793
SanTan Village Power Center (34.9%)	02/01/12	5.33%	15,705	—	15,705
NorthPark Center (50%)	05/10/12	5.97%	89,118	—	89,118
NorthPark Center (50%)	05/10/12	8.33%	39,868	—	39,868
NorthPark Land (50%)	05/10/12	8.33%	38,509	—	38,509
Kierland Greenway (24.5%)	01/01/13	6.02%	14,604	—	14,604
Kierland Main Street (24.5%)	01/02/13	4.99%	3,636	—	3,636
Queens Center (51%)	03/01/13	7.78%	64,610	—	64,610
Queens Center (51%)	03/01/13	7.00%	104,472	—	104,472
Scottsdale Fashion Square (50%)	07/08/13	5.66%	275,000	—	275,000
FlatIron Crossing (25%)	12/01/13	5.26%	44,176	—	44,176
Tysons Corner Center (50%)	02/17/14	4.78%	158,918	—	158,918
Redmond Office (51%)	05/15/14	7.52%	30,472	—	30,472
Biltmore Fashion Park (50%)	10/01/14	8.25%	29,747	—	29,747
Lakewood Mall (51%)	06/01/15	5.43%	127,500	—	127,500
Broadway Plaza (50%)	08/15/15	6.12%	72,806	—	72,806
Camelback Colonnade (75%)	10/12/15	4.82%	35,250	—	35,250
Chandler Festival (50%)	11/01/15	6.39%	14,850	—	14,850
Chandler Gateway (50%)	11/01/15	6.37%	9,450	—	9,450
Washington Square (51%)	01/01/16	6.04%	124,415	—	124,415
Eastland Mall (50%)	06/01/16	5.80%	84,000	—	84,000
Empire Mall (50%)	06/01/16	5.81%	88,150	—	88,150
Granite Run (50%)	06/01/16	5.84%	57,484	—	57,484
Mesa Mall (50%)	06/01/16	5.82%	43,625	—	43,625
Rushmore (50%)	06/01/16	5.82%	47,000	—	47,000
Southern Hills (50%)	06/01/16	5.82%	50,750	—	50,750
Valley Mall (50%)	06/01/16	5.85%	22,323	—	22,323
North Bridge, The Shops at (50%)	06/15/16	7.52%	101,056	—	101,056
West Acres (19%)	10/01/16	6.41%	12,271	—	12,271
Corte Madera, The Village at (50.1%)	11/01/16	7.27%	39,654	—	39,654
Stonewood Mall (51%)	11/01/17	4.67%	58,140	—	58,140
Wilshire Building (30%)	01/01/33	6.35%	1,768	—	1,768

Total Fixed Rate Debt for Unconsolidated Assets		6.11%	$1,976,066	$—	$1,976,066

Chandler Village Center (50%)	03/01/11	1.39%	$—	$8,643	$8,643
Desert Sky Mall (50%)	03/04/11	1.36%	—	25,750	25,750
Market at Estrella Falls (39.7%) (d)	06/01/11	2.41%	—	13,480	13,480
Los Cerritos Center (51%)	07/01/11	1.13%	—	102,000	102,000
Superstition Springs Center (33.3%)	09/09/11	0.68%	—	22,500	22,500
Pacific Premier Retail Trust (51%) (d)	11/03/12	5.06%	—	58,650	58,650
Boulevard Shops (50%)	12/16/13	3.33%	—	10,700	10,700

Total Floating Rate Debt for Unconsolidated Assets		2.24%	$—	$241,723	$241,723

Total Debt for Unconsolidated Assets		5.68%	$1,976,066	$241,723	$2,217,789

Total Debt		5.65%	$4,895,472	$959,308	$5,854,780

Percentage to Total			83.61%	16.39%	100.00%

(a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.

(b)
Effective July 15, 2010, a court-appointed receiver assumed operational control of this property and responsibility for managing all aspects of the property.

(c)
The Company placed an interest rate swap on this loan that effectively converts the interest rate from LIBOR plus 1.60% to fixed rate debt of 6.94% until April 25, 2011.

(d)
This loan includes extension options beyond the stated maturity date.

(e)
The Company placed an interest rate swap on this loan that effectively converts the interest rate from LIBOR plus 2.00% to fixed rate debt of 8.08% until April 25, 2011.

(f)
These convertible senior notes were issued on March 16, 2007 in an aggregate amount of $950.0 million. The above table includes the unamortized discount of $12.7 million and the annual interest rate represents the effective interest rate, including the discount.

(g)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.1%.

(h)
The Company placed an interest rate swap on this loan that effectively converts the interest rate from LIBOR plus 3.00% to fixed rate debt of 8.37% until April 25, 2011.

(i)
On February 1, 2011, the entire loan was paid off with cash on hand.

(j)
On January 18, 2011, the Company replaced the existing loan on the property with a new $107,000 loan that bears interest at LIBOR plus 2.63% and matures on January 18, 2016.

(k)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.9%.

(l)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 51.3%.

(m)
The Company's joint venture has obtained a commitment for a $50 million refinancing for five years at LIBOR plus 3.0%.

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Top Ten Tenants

        The following tenants (including their subsidiaries) represent the 10 largest rent payers in the Company's portfolio (including joint ventures) based upon rents in place as of December 31, 2010. Valley View Center is excluded from the table below.

Tenant	Primary DBA	Number of Locations in the Portfolio	% of Total Rents(1)
Gap Inc.	Gap, Banana Republic, Old Navy	87	2.6%
Limited Brands, Inc.	Victoria Secret, Bath and Body	135	2.4%
Forever 21, Inc.	Forever 21, XXI Forever	46	2.0%
Foot Locker, Inc.	Footlocker, Champs Sports, Lady Footlocker	131	1.6%
Abercrombie and Fitch Co.	Abercrombie & Fitch, Abercrombie, Hollister	75	1.5%
AT&T Mobility LLC(2)	AT&T Wireless, Cingular Wireless	29	1.4%
Golden Gate Capital	Eddie Bauer, Express, J. Jill	59	1.3%
Luxottica Group	Lenscrafters, Sunglass Hut	149	1.3%
American Eagle Outfitters, Inc.	American Eagle Outfitters	61	1.1%
Macy's, Inc.	Macy's, Bloomingdale's	64	1.0%

(1)
Total rents include minimum rents and percentage rents.

(2)
Includes AT&T Mobility office headquarters located at Redmond Town Center.